SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2002

(Date of earliest event reported)

U S Liquids Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13259	76-0519797

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas	77060-3545

(Address of principal executive offices)	(Zip Code)

(281) 272-4500

Registrant’s telephone number, including area code

Item 2. Acquisition or Disposition of Assets.

     On November 6, 2002, U S Liquids Inc. (“USL”) completed the sale of substantially all of its Texas businesses in USL’s Commercial Wastewater Division to Liquid Environmental Solutions of Texas, L.P. The transaction, structured as an asset sale, included businesses principally involved in the collection and processing of grease and grit trap waste, commercial wastewater treatment, and field services in Houston, Dallas and San Antonio, Texas. Gross proceeds from the sale, which are subject to certain post-closing adjustments, amounted to $15.0 million, of which $13.25 million was received at closing. The purchase price was determined by arms-length negotiations between the parties.

     The foregoing discussion is only a summary and is qualified in its entirety by reference to the Exhibits to this Current Report on Form 8-K incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b)  The unaudited pro forma information presented in Exhibits 99.1 to 99.3 is for informational purposes only and is not necessarily indicative of the results of operations had the disposition of the assets occurred effective January 1, 2001.

     (c)  Exhibits.

10.31	Asset Purchase Agreement, dated November 1, 2002, between and among Liquid Environmental Solutions of Texas, L.P., U S Liquids Inc. and various subsidiaries of U S Liquids Inc. (Exhibit 10.31 of the Form 10-Q for the quarter ended September 30, 2002 is hereby incorporated by reference).*

10.32	Transition Services Agreement, dated as of November 1, 2002, between and among Liquid Environmental Solutions of Texas, L.P., U S Liquids Inc. and various subsidiaries of U S Liquids Inc. (Exhibit 10.32 of the Form 10-Q for the quarter ended September 30, 2002 is hereby incorporated by reference).

10.33	License Agreement, dated as of November 1, 2002, between Liquid Environmental Solutions of Texas, L.P. and U S Liquids Inc. (Exhibit 10.33 of the Form 10-Q for the quarter ended September 30, 2002 is hereby incorporated by reference).

99.1	Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002.

99.2	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2001.

99.3	Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2002.

*	Schedules to this agreement will be furnished supplementally to the Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U S LIQUIDS INC.

Date: November 20, 2002	By: /s/ Cary M. Grossman Cary M. Grossman, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.31	Asset Purchase Agreement, dated November 1, 2002, between and among Liquid Environmental Solutions of Texas, L.P., U S Liquids Inc. and various subsidiaries of U S Liquids Inc. (Exhibit 10.31 of the Form 10-Q for the quarter ended September 30, 2002 is hereby incorporated by reference).*

10.32	Transition Services Agreement, dated as of November 1, 2002, between and among Liquid Environmental Solutions of Texas, L.P., U S Liquids Inc. and various subsidiaries of U S Liquids Inc. (Exhibit 10.32 of the Form 10-Q for the quarter ended September 30, 2002 is hereby incorporated by reference).

10.33	License Agreement, dated as of November 1, 2002, between Liquid Environmental Solutions of Texas, L.P. and U S Liquids Inc. (Exhibit 10.33 of the Form 10-Q for the quarter ended September 30, 2002 is hereby incorporated by reference).

99.1	Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002.

99.2	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2001.

99.3	Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2002.

*	Schedules to this agreement will be furnished supplementally to the Commission upon request.